                                POWER OF ATTORNEY

         Each of the undersigned being a director or officer, or both, of Dura Automotive Systems, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Karl F. Storrie, Robert R. Hibbs, Carl E. Nelson, Scott
D. Rued or S.A. Johnson, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company's Registration Statement on Form S-8 relating to the Dura Automotive Systems, Inc. 1998 Stock Incentive Plan and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the Nasdaq National Market and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

                  This Power of Attorney may be signed in one or more counterparts, each shall constitute an original, and all of which shall together constitute the same instrument.


            SIGNATURE                                      TITLE
      /s/ S.A. Johnson
------------------------------------                       Chairman of the Board
         S.A. Johnson

     /s/ Karl F. Storrie                                   President, Chief Executive Officer (Principal
------------------------------------                       Executive-Officer) and Director
         Karl F. Storrie

     /s/ Robert R. Hibbs                                   Vice President and Director
------------------------------------
         Robert R. Hibbs

 /s/ Robert E. Brooker, Jr.                                Director
------------------------------------
     Robert E. Brooker, Jr.

      /s/ W.H. Clement                                     Director
------------------------------------
          W.H. Clement



            Signature                                      Title
     /s/ Jack K. Edwards                                   Director
------------------------------------
         Jack K. Edwards

    /s/ J. Richard Jones                                   Director
------------------------------------
        J. Richard Jones

   /s/ John C. Jorgensen                                   Director
------------------------------------
       John C. Jorgensen

   /s/ James L. O'Loughlin                                 Director
------------------------------------
       James L. O'Loughlin

   /s/ Robert J. Orscheln                                  Director
------------------------------------
       Robert J. Orscheln

  /s/ William L. Orscheln                                  Director
------------------------------------
      William L. Orscheln

     /s/ Eric J. Rosen                                     Director
------------------------------------
         Eric J. Rosen

  /s/ Stephen E.K. Graham                                  Vice President and Chief Financial Officer
------------------------------------                       (Principal Financial and Accounting Officer)
      Stephen E.K. Graham


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